Exhibit 99.1

ICON ECI Fund Sixteen

PORTFOLIO OVERVIEW

FIRST QUARTER 2016

Table of Contents

Introduction to Portfolio Overview	1

Investment During the Quarter	1

Disposition During the Quarter	1

Portfolio Overview	2

Revolving Line of Credit	3

Performance Analysis	3

Transactions with Related Parties	5

Financial Statements	7

Forward Looking Statements	11

Additional Information	11

ICON ECI Fund Sixteen

As of June 1, 2016

Introduction to Portfolio Overview

We are pleased to present ICON ECI Fund Sixteen’s (the “Fund”) Portfolio Overview for the quarter ended March 31, 2016. References to “we,” “us,” and “our” are references to the Fund, references to the “Managing Owner” are references to the managing owner of the Fund, ICON MT 16, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund primarily makes investments in, or that are collateralized by, equipment and other corporate infrastructure (collectively, “Capital Assets”). The investments are in companies that utilize Capital Assets to operate their businesses. These investments are primarily structured as debt and debt-like financings such as loans, leases and other structured financing transactions in, or that are collateralized by, Capital Assets.

The Fund’s offering period commenced on July 1, 2013 and ended on December 31, 2014. Our Managing Owner determined to cease the offering period earlier than originally anticipated as a result of lower than expected offering proceeds being raised. As of November 12, 2013, we raised a minimum of $1,200,000 from the sale of our Class A shares and Class I shares, at which time shareholders were admitted and we commenced operations. As of June 13, 2014, we raised the $12,500,000 minimum offering amount for the Commonwealth of Pennsylvania. From the commencement of our offering on July 1, 2013 through December 31, 2014, we sold 17,189 Class A shares and 410 Class I shares, representing an aggregate of $17,469,610 of capital contributions. Our operating period commenced on January 1, 2015. During the operating period, we anticipate continuing to invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our wind down period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investment During the Quarter

The Fund made the following investment during the quarter ended March 31, 2016:

Fugro N.V. (ICON Voyager Pte. Ltd.)
Investment Date:	1/8/2016	Collateral:	One mini geotechnical drilling vessel.
Structure:	Lease
Expiration Date:	12/24/2027
Purchase Price:	$65,000,000
The Fund’s Investment:	$1,080,000

Disposition During the Quarter

The Fund disposed of the following investment during the quarter ended March 31, 2016:

D&T Holdings, LLC
Structure:	Lease	Collateral:	Trucks, trailers and other equipment.
Disposition Date:	1/14/2016
The Fund’s Investment:	$1,525,000
Total Proceeds Received:	$2,088,000

ICON ECI Fund Sixteen

Portfolio Overview

As of March 31, 2016, our portfolio consisted of the following investments:

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment
Expiration Date:	2/28/2018	Net Carrying Value:	$1,006,796 (1)
Current Status:	Performing	Credit Loss Reserve:	None

Fugro N.V.
Structure:	Lease	Collateral:	Two mini geotechnical drilling vessels
Expiration Date:	12/24/2027	Net Carrying Value:	$2,399,745 (1)
Current Status:	Performing	Credit Loss Reserve:	None

Challenge Mfg. Company, LLC
Structure:	Lease	Collateral:	Auxiliary support equipment and robots
Expiration Dates:	7/9/2020 1/9/2021	Net Carrying Value:	$3,829,486 (1)
Current Status:	Performing	Credit Loss Reserve:	None

Geokinetics, Inc.
Structure:	Lease	Collateral:	Land-based seismic testing equipment
Expiration Date:	8/31/2017	Net Carrying Value:	$3,190,935 (2)
Current Status:	Performing	Credit Loss Reserve:	None

Premier Trailer Leasing, Inc.
Structure:	Loan	Collateral:	Trailers
Maturity Date:	9/24/2020	Net Carrying Value:	$2,612,226 (3)
Current Status:	Performing	Credit Loss Reserve:	None

ICON ECI Fund Sixteen

Portfolio Overview (Continued)

(1) Net carrying value of our investment in joint ventures is calculated as follows: investment at cost plus/less our share of the cumulative net income/loss of the joint venture and less distributions received since the date of our initial investment.

(2)This investment is through a joint venture that we consolidated and presented on our consolidated balance sheets as net investment in finance lease. Net investment in finance lease is the sum of the remaining minimum lease payments receivable, the estimated residual value of the asset and the unamortized initial direct costs, less unearned income. Net carrying value represents our proportionate share of the investment and includes the recognition of an investment by noncontrolling interests for the share of such investment held by the joint venture’s noncontrolling interest holders.

(3)Net carrying value of our investment in note receivable is the sum of the remaining principal outstanding and the unamortized initial direct costs, less deferred fees.

Revolving Line of Credit

On March 31, 2015, we extended our revolving line of credit of up to $5,000,000 (the “Facility”) with California Bank & Trust (“CB&T”) through May 30, 2017. The Facility is secured by all of our assets not subject to a first priority lien. Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, by the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The interest rate for general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility.

At December 31, 2015, we had $1,500,000 outstanding under the Facility, of which we repaid $1,000,000 and $500,000 on February 9, 2016 and March 28, 2016, respectively. At March 31, 2016, there were no obligations outstanding under the Facility and we were in compliance with all covenants related to the Facility.

Performance Analysis

Capital Invested as of March 31, 2016	$20,525,515
Leverage Ratio	0.04:1*
% of Receivables Collected for the Quarter ended March 31, 2016	100%**

* Leverage ratio is defined as total liabilities divided by total equity.

** Collections as of June 1, 2016.

One of our objectives is to provide cash distributions to our shareholders. In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations. We refer to this financial measure as cash available from our business operations, or CABO. CABO is not equivalent to our net operating income or loss as determined under GAAP. Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time. We define CABO as the net change in cash during the period plus distributions to shareholders and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of shares during such period.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

ICON ECI Fund Sixteen

Performance Analysis (continued)

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful. CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity. CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to shareholders, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make investments and Distributions to Shareholders

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations. By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement

+ distributions to Shareholders during the period

+ investments made during the period

- debt proceeds to be specifically used to make an investment

- net proceeds from the sale of Shares during the period

= CABO

Cash Available From Business Operations

for the Period January 1, 2016 through March 31, 2016

Cash balance at January 1, 2016	$1,672,868
Cash balance at March 31, 2016	$771,260

Net change in cash		$(901,608)

Add Back:
Distributions paid to shareholders from January 1, 2016 through March 31, 2016		$353,919

Cash Available from Business Operations (CABO)		$(547,689	)(1)

(1)	Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases. Distributions paid to shareholders and CABO for the period January 1, 2015 to December 31, 2015 were $1,418,078 and $3,326,036, respectively.

ICON ECI Fund Sixteen

Transactions with Related Parties

We have entered into certain agreements with our Managing Owner, Investment Manager and CĪON Securities, LLC, formerly known as ICON Securities, LLC (“CĪON Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer-manager of our offering, whereby we paid or pay certain fees and reimbursements to these parties. We paid or pay CĪON Securities (i) a dealer-manager fee for the Class A shares sold in the offering equal to 2% of gross offering proceeds and (ii) a distribution fee equal to 0.55% of gross offering proceeds from Class I shares sold in the offering for managing the distribution of the Class I shares. During the three months ended March 31, 2016, we did not pay any distribution fees.

In addition, we reimbursed our Investment Manager and its affiliates for a portion of organization and offering expenses incurred in connection with our organization and offering of our shares. The reimbursement of these expenses was capped at the lesser of 1.44% of the maximum primary offering amount of $241,000,000 and the actual costs and expenses incurred by our Investment Manager and its affiliates.

Through the end of our offering period, our Investment Manager and its affiliates incurred, on our behalf, organization and offering costs of $1,759,237 in accordance with the terms of our Third Amended and Restated Trust Agreement. Of this amount, our Investment Manager and its affiliates sought reimbursement of $239,758.

We pay our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments and (ii) acquisition fees of 2.5% of the total purchase price (including indebtedness incurred or assumed therewith) of, or the value of the Capital Assets secured by or subject to, each of our investments.

Administrative expense reimbursements are costs incurred by our Investment Manager or its affiliates that are necessary to our operations. These costs include our Investment Manager’s and its affiliates’ legal, accounting, investor relations and operations personnel, as well as professional fees and other costs that are charged to us. Excluded are salaries and related costs, office rent, travel expenses and other administrative costs incurred by individuals with a controlling interest in our Investment Manager.

Our Managing Owner also has a 1% interest in our profits, losses, distributions and liquidation proceeds, subject to increase based on our investors achieving a preferred return. We paid distributions to our Managing Owner of $3,539 and $3,466 for the three months ended March 31, 2016 and 2015, respectively. Additionally, our Managing Owner’s interest in our net income was $2,388 and $239 for the three months ended March 31, 2016 and 2015, respectively.

Fees and other expenses incurred by us to our Investment Manager or its affiliates were as follows:

			Three Months Ended March 31,
Entity	Capacity	Description	2016	2015
ICON Capital, LLC	Investment Manager	Management fees (1)	$43,519	$41,060
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements (1)	111,011	122,855
			$154,530	$163,915

(1)	Amount charged directly to operations.

ICON ECI Fund Sixteen

Transactions with Related Parties (continued)

At March 31, 2016, we had a net payable of $124,102 due to our Investment Manager and affiliates that primarily consisted of administrative expense reimbursements of $111,011. At December 31, 2015, we had a net payable of $553,021 due to our Investment Manager and affiliates that primarily consisted of acquisition fees of $399,865 and administrative expense reimbursements of $188,537.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON ECI Fund Sixteen

Financial Statements	(A Delaware Statutory Trust)
Consolidated Balance Sheets

	March 31,	December 31,
	2016	2015
	(unaudited)
Assets
Cash	$771,260	$1,672,868
Net investment in note receivable	2,612,226	2,618,465
Net investment in finance lease	6,126,241	6,565,745
Investment in joint ventures	7,241,604	8,164,949
Other assets	59,720	100,162
Total assets	$16,811,051	$19,122,189
Liabilities and Equity
Liabilities:
Due to Investment Manager and affiliates, net	$124,102	$553,021
Revolving line of credit, recourse	-	1,500,000
Accrued expenses and other liabilities	517,123	572,469
Total liabilities	641,225	2,625,490

Commitments and contingencies

Equity:
Shareholders' capital
Class A	12,926,444	13,039,024
Class I	310,275	312,845
Total shareholders' capital	13,236,719	13,351,869
Noncontrolling interests	2,933,107	3,144,830
Total equity	16,169,826	16,496,699
Total liabilities and equity	$16,811,051	$19,122,189

ICON ECI Fund Sixteen

Financial Statements	(A Delaware Statutory Trust)
Consolidated Statements of Operations (unaudited)

	Three Months Ended March 31,
	2016	2015
Revenue:
Finance income	$218,088	$295,404
Income from investment in joint ventures	357,382	48,345
Total revenue	575,470	343,749

Expenses:
Management fees	43,519	41,060
Administrative expense reimbursements	111,011	122,855
General and administrative	91,836	43,425
Interest	13,752	7,945
Total expenses	260,118	215,285
Net income	315,352	128,464
Less: net income attributable to noncontrolling interests	76,583	104,557
Net income attributable to Fund Sixteen	$238,769	$23,907

Net income attributable to Fund Sixteen allocable to:
Additional Class A shareholders and Class I shareholders	$236,381	$23,668
Managing Owner	2,388	239
	$238,769	$23,907

Additional Class A shares:
Net income attributable to Fund Sixteen allocable to additional Class A shareholders	$230,789	$23,019
Weighted average number of additional Class A shares outstanding	17,189	17,189
Net income attributable to Fund Sixteen per weighted average additional Class A share	$13.43	$1.34

Class I shares:
Net income attributable to Fund Sixteen allocable to Class I shareholders	$5,592	$649
Weighted average number of Class I shares outstanding	410	410
Net income attributable to Fund Sixteen per weighted average Class I share	$13.64	$1.58

ICON ECI Fund Sixteen

Financial Statements	(A Delaware Statutory Trust)
Consolidated Statement of Changes in Equity

	Class A						Class I
	Managing Owner		Additional Shareholders		Total Class A		Additional Shareholders			Total
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Noncontrolling Interests	Shares	Amount
Balance, December 31, 2015	0.001	$(24,036)	17,189	$13,063,060	17,189	$13,039,024	410	$312,845	$3,144,830	17,599	$16,496,699

Net income	-	2,388	-	230,789	-	233,177	-	5,592	76,583	-	315,352
Distributions	-	(3,539)	-	(342,218)	-	(345,757)	-	(8,162)	(288,306)	-	(642,225)
Balance, March 31, 2016 (unaudited)	0.001	$(25,187)	17,189	$12,951,631	17,189	$12,926,444	410	$310,275	$2,933,107	17,599	$16,169,826

ICON ECI Fund Sixteen

Financial Statements	(A Delaware Statutory Trust)
Consolidated Statements of Cash Flows (unaudited)

	Three Months Ended March 31,
	2016	2015
Cash flows from operating activities:
Net income	$315,352	$128,464
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Finance income	16,526	20,278
Income from investment in joint ventures	(357,382)	(48,345)
Interest expense from amortization of debt financing costs	2,186	3,709
Interest expense, other	3,739	4,236
Changes in operating assets and liabilities:
Other assets	38,256	(93,473)
Due to Investment Manager and affiliates, net	(428,919)	121,574
Accrued expenses and other liabilities	(34,927)	31,042
Distributions from joint ventures	334,927	85,550
Net cash (used in) provided by operating activities	(110,242)	253,035
Cash flows from investing activities:
Principal received on finance lease	429,217	671,817
Distributions received from joint ventures in excess of profits	945,800	545,113
Net cash used in investing activities	1,375,017	1,216,930
Cash flows from financing activities:
Repayment of non-recourse long-term debt	(1,500,000)	-
Sales and offering expenses paid	(24,158)	-
Distributions to noncontrolling interests	(288,306)	(444,000)
Distributions to shareholders	(353,919)	(346,596)
Net cash used in financing activities	(2,166,383)	(790,596)
Net (decrease) increase in cash	(901,608)	679,369
Cash, beginning of period	1,672,868	4,249,074
Cash, end of period	$771,260	$4,928,443

ICON ECI Fund Sixteen

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning. These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected. We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the section entitled Disposition During the Quarter does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you. It is typically filed either 45 or 90 days after the end of a quarter or year, respectively. Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year. It contains financial statements and detailed sources and uses of cash plus explanatory notes. You are always entitled to these reports. Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant. Nevertheless, the reports are immediately available upon your request.

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